UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2010

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Talbots, Inc. (the “Company”) held its 2010 Annual Meeting of Shareholders on May 20, 2010.

(b)
The shareholders elected all of the Company’s nominees for director and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

(1)	Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Gary M. Pfeiffer	43,472,073	5,653,777	5,730,464
Marjorie L. Bowen	47,037,448	2,088,402	5,730,464
John W. Gleeson	47,038,533	2,087,317	5,730,464
Andrew H. Madsen	47,035,304	2,090,546	5,730,464
Trudy F. Sullivan	47,036,570	2,089,280	5,730,464
Susan M. Swain	43,485,513	5,640,337	5,730,464

(2)	Ratification of Deloitte & Touche LLP:

Votes For	54,348,406
Votes Against	482,239
Votes Abstaining	25,669
Broker Non-Votes	0

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: May 21, 2010	By:	/s/ Richard T. O’Connell, Jr.
		Name:	Richard T. O’Connell, Jr.
		Title:	Executive Vice President, Real Estate, Legal, Store Planning & Design and Construction, and Secretary

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